Exhibit 99.2

Investor Supplement
Second Quarter 2011
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed subsequent to such Form 10-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 23.

Unitrin, Inc.
Investor Supplement
Second Quarter 2011

Unitrin, Inc. Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Jun 30, 2011	Jun 30, 2010
For Period Ended
Earned Premiums	$548.1	$546.0	$561.6	$568.2	$578.1	$581.5	$1,094.1	$1,159.6
Automobile Finance Revenues	12.8	15.5	19.1	22.6	26.7	30.6	28.3	57.3
Net Investment Income	83.0	81.6	85.1	79.9	81.8	80.8	164.6	162.6
Net Investment Gains and Other Income	16.8	14.3	24.5	3.0	(1.7)	1.6	31.1	(0.1)
Total Revenues	$660.7	$657.4	$690.3	$673.7	$684.9	$694.5	$1,318.1	$1,379.4
Income (Loss) from Continuing Operations	$(1.5)	$55.8	$61.5	$35.5	$39.1	$47.7	$54.3	$86.8
Net Income (Loss)	$(0.5)	$54.1	$62.9	$35.7	$37.8	$48.2	$53.6	$86.0
Income (Loss) from Continuing Operations Per Unrestricted Share:
Basic	$(0.03)	$0.92	$1.00	$0.57	$0.63	$0.76	$0.89	$1.39
Diluted	$(0.03)	$0.92	$1.00	$0.57	$0.63	$0.76	$0.89	$1.39
Net Income (Loss) Per Unrestricted Share:
Basic	$(0.01)	$0.89	$1.03	$0.58	$0.61	$0.77	$0.88	$1.38
Diluted	$(0.01)	$0.89	$1.03	$0.58	$0.61	$0.77	$0.88	$1.38
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.22	$0.22	$0.22	$0.22	$0.48	$0.44
At Period End
Total Assets	$8,181.9	$8,230.0	$8,358.5	$8,540.9	$8,507.9	$8,512.0
Insurance Reserves	$4,186.8	$4,169.4	$4,182.4	$4,185.4	$4,198.3	$4,217.2
Notes Payable	$610.2	$610.0	$609.8	$561.9	$561.8	$561.6
Shareholders’ Equity	$2,136.2	$2,116.5	$2,113.4	$2,200.3	$2,068.2	$1,977.6
Shareholders’ Equity Excluding Goodwill	$1,824.4	$1,804.7	$1,801.6	$1,888.5	$1,741.6	$1,645.8
Common Shares Issued and Outstanding (In Millions)	60.460	60.453	61.067	61.450	61.925	62.464
Book Value Per Share[1]	$35.33	$35.01	$34.61	$35.81	$33.40	$31.66
Book Value Per Share Excluding Goodwill[1]	$30.18	$29.85	$29.50	$30.73	$28.12	$26.35
Book Value Per Share Excluding Unrealized on Fixed Maturities[1]	$32.20	$32.55	$32.11	$31.36	$30.14	$29.79
Debt to Total Capitalization[1]	22.2%	22.4%	22.4%	20.3%	21.4%	22.1%
Rolling 12 Months Return on Simple Average Shareholders Equity[2]	7.2%	9.3%	9.2%	9.2%	11.4%	12.3%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2]	7.2%	9.1%	9.0%	9.3%	11.2%	12.1%
	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Unitrin Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A	A-
Reserve National Insurance Company	A-

[1] See Capital Metrics for detail calculations.
[2] Rolling 12 Months Return on Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the average Shareholders’ Equity. Simple Average Shareholders’ Equity is calculated by using average of Beginning and Ending Shareholders’ Equity for the 12 month period. 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Unitrin, Inc. Segment Revenues (Dollars In Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Jun 30, 2011	Jun 30, 2010
Revenues:
Kemper:
Earned Premiums	$214.4	$211.9	$220.9	$221.8	$222.9	$222.4	$426.3	$445.3
Net Investment Income	15.6	14.1	14.2	12.3	13.9	12.4	29.7	26.3
Other Income	—	0.1	0.1	0.1	0.1	0.1	0.1	0.2
Total Kemper	230.0	226.1	235.2	234.2	236.9	234.9	456.1	471.8
Unitrin Specialty:
Earned Premiums	113.3	112.4	115.0	117.0	120.5	122.4	225.7	242.9
Net Investment Income	6.8	6.3	6.3	5.7	6.7	6.1	13.1	12.8
Other Income	0.1	0.1	0.1	0.2	0.1	0.2	0.2	0.3
Total Unitrin Specialty	120.2	118.8	121.4	122.9	127.3	128.7	239.0	256.0
Unitrin Direct:
Earned Premiums	57.5	59.9	64.8	68.6	73.0	76.0	117.4	149.0
Net Investment Income	5.6	5.4	5.4	4.8	5.9	5.3	11.0	11.2
Other Income	—	—	—	—	0.1	—	—	0.1
Total Unitrin Direct	63.1	65.3	70.2	73.4	79.0	81.3	128.4	160.3
Life and Health Insurance:
Earned Premiums	162.9	161.8	160.9	160.8	161.7	160.7	324.7	322.4
Net Investment Income	52.4	53.0	55.9	53.8	51.3	53.3	105.4	104.6
Other Income	0.1	—	0.1	0.1	—	—	0.1	—
Total Life and Health Insurance	215.4	214.8	216.9	214.7	213.0	214.0	430.2	427.0
Fireside Bank:
Interest, Loan Fees and Earned Discounts	12.6	15.4	18.7	22.4	26.3	30.2	28.0	56.5
Other Automobile Finance Revenues	0.2	0.1	0.4	0.2	0.4	0.4	0.3	0.8
Automobile Finance Revenues	12.8	15.5	19.1	22.6	26.7	30.6	28.3	57.3
Net Investment Income	0.1	0.4	0.4	0.5	0.5	0.5	0.5	1.0
Total Fireside Bank	12.9	15.9	19.5	23.1	27.2	31.1	28.8	58.3
Total Segment Revenues	641.6	640.9	663.2	668.3	683.4	690.0	1,282.5	1,373.4
Net Realized Gains on Sales of Investments	17.9	14.5	28.0	7.2	2.9	4.5	32.4	7.4
Net Impairment Losses Recognized in Earnings	(1.3)	(0.4)	(3.8)	(4.6)	(4.9)	(3.2)	(1.7)	(8.1)
Other	2.5	2.4	2.9	2.8	3.5	3.2	4.9	6.7
Total Revenues	$660.7	$657.4	$690.3	$673.7	$684.9	$694.5	$1,318.1	$1,379.4

Unitrin, Inc. Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Jun 30, 2011	Jun 30, 2010
Segment Operating Profit (Loss):
Kemper	$(54.2)	$14.2	$9.9	$17.1	$17.6	$19.3	$(40.0)	$36.9
Unitrin Specialty	6.0	5.1	1.6	8.0	7.5	7.5	11.1	15.0
Unitrin Direct	(8.2)	(7.4)	(5.4)	(1.5)	0.9	(1.1)	(15.6)	(0.2)
Life and Health	32.7	50.8	53.1	26.9	33.5	40.5	83.5	74.0
Fireside Bank	7.6	11.7	9.9	5.3	4.6	4.8	19.3	9.4
Total Segment Operating Profit (Loss)	(16.1)	74.4	69.1	55.8	64.1	71.0	58.3	135.1
Net Realized Gains on Sales of Investments	17.9	14.5	28.0	7.2	2.9	4.5	32.4	7.4
Net Impairment Losses Recognized in Earnings	(1.3)	(0.4)	(3.8)	(4.6)	(4.9)	(3.2)	(1.7)	(8.1)
Other Expense, Net	(9.3)	(9.2)	(6.8)	(6.2)	(5.7)	(6.1)	(18.5)	(11.8)
Income (Loss) from Continuing Operations before Income Taxes and Equity in Net Income (Loss) of Investee	$(8.8)	$79.3	$86.5	$52.2	$56.4	$66.2	$70.5	$122.6
Segment Net Income (Loss):
Kemper	$(33.0)	$11.3	$9.0	$13.5	$13.5	$14.6	$(21.7)	$28.1
Unitrin Specialty	4.9	4.2	2.2	6.2	6.0	5.8	9.1	11.8
Unitrin Direct	(4.7)	(3.8)	(1.9)	0.3	0.4	0.1	(8.5)	0.5
Life and Health	20.9	32.7	34.6	12.4	21.5	26.4	53.6	47.9
Fireside Bank	5.0	8.0	5.8	3.2	2.7	3.0	13.0	5.7
Total Segment Net Income (Loss)	(6.9)	52.4	49.7	35.6	44.1	49.9	45.5	94.0
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	11.6	9.4	18.4	4.7	1.9	2.9	21.0	4.8
Net Impairment Losses Recognized in Earnings	(0.7)	(0.3)	(2.4)	(3.0)	(3.2)	(2.1)	(1.0)	(5.3)
Other Expense, Net	(5.5)	(5.7)	(4.2)	(1.5)	(3.2)	(3.7)	(11.2)	(6.9)
Income from Continuing Operations before Equity in Net Income (Loss) of Investee	(1.5)	55.8	61.5	35.8	39.6	47.0	54.3	86.6
Equity in Net Income (Loss) of Investee	—	—	—	(0.3)	(0.5)	0.7	—	0.2
Income (Loss) from Continuing Operations	$(1.5)	$55.8	$61.5	$35.5	$39.1	$47.7	$54.3	$86.8

Unitrin, Inc. Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Jun 30, 2011	Jun 30, 2010
Earned Premiums by Product:
Life	$99.7	$99.4	$98.4	$98.8	$100.0	$99.5	$199.1	$199.5
Accident and Health	41.5	41.2	41.4	40.5	40.1	39.9	82.7	80.0
Property and Casualty:
Personal Lines:
Automobile	286.2	287.1	302.1	308.3	316.9	322.2	573.3	639.1
Homeowners	75.7	74.1	75.0	75.1	74.5	74.1	149.8	148.6
Other Personal	35.1	34.4	34.4	34.8	35.5	34.3	69.5	69.8
Total Personal Lines	397.0	395.6	411.5	418.2	426.9	430.6	792.6	857.5
Commercial Automobile	9.9	9.8	10.3	10.7	11.1	11.5	19.7	22.6
Total Earned Premiums	$548.1	$546.0	$561.6	$568.2	$578.1	$581.5	$1,094.1	$1,159.6
Net Investment Income by Segment:
Kemper:
Equity Method Limited Liabilty Companies	$5.5	$3.8	$4.5	$2.9	$5.3	$2.8	$9.3	$8.1
All Other Net Investment Income	10.1	10.3	9.7	9.4	8.6	9.6	20.4	18.2
Net Investment Income	15.6	14.1	14.2	12.3	13.9	12.4	29.7	26.3
Unitrin Specialty:
Equity Method Limited Liabilty Companies	2.4	1.7	2.0	1.4	2.5	1.4	4.1	3.9
All Other Net Investment Income	4.4	4.6	4.3	4.3	4.2	4.7	9.0	8.9
Net Investment Income	6.8	6.3	6.3	5.7	6.7	6.1	13.1	12.8
Unitrin Direct:
Equity Method Limited Liabilty Companies	1.9	1.5	1.7	1.2	2.2	1.2	3.4	3.4
All Other Net Investment Income	3.7	3.9	3.7	3.6	3.7	4.1	7.6	7.8
Net Investment Income	5.6	5.4	5.4	4.8	5.9	5.3	11.0	11.2
Life and Health Insurance:
Equity Method Limited Liabilty Companies	(0.1)	2.1	6.5	4.3	1.7	3.3	2.0	5.0
All Other Net Investment Income	52.5	50.9	49.4	49.5	49.6	50.0	103.4	99.6
Net Investment Income	52.4	53.0	55.9	53.8	51.3	53.3	105.4	104.6
Fireside Bank:
Net Investment Income	0.1	0.4	0.4	0.5	0.5	0.5	0.5	1.0
Total Segment Net Investment Inome	80.5	79.2	82.2	77.1	78.3	77.6	159.7	155.9
Unallocated Net Investment Inome:
Equity Method Limited Liabilty Companies	1.2	0.9	0.8	0.7	1.7	0.7	2.1	2.4
All Other Net Investment Income	1.3	1.5	2.1	2.1	1.8	2.5	2.8	4.3
Unallocated Net Investment Income	2.5	2.4	2.9	2.8	3.5	3.2	4.9	6.7
Net Investment Income	$83.0	$81.6	$85.1	$79.9	$81.8	$80.8	$164.6	$162.6

Unitrin, Inc. Combined Property and Casualty Operations[1] (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Jun 30, 2011	Jun 30, 2010
Results of Operations
Net Premiums Written	$381.1	$383.6	$375.9	$411.4	$402.7	$408.7	$764.7	$811.4
Earned Premiums:
Personal:
Automobile	$286.2	$287.1	$302.1	$308.3	$316.9	$322.2	$573.3	$639.1
Homeowners	75.7	74.1	75.0	75.1	74.5	74.1	149.8	148.6
Other Personal	13.4	13.2	13.3	13.3	13.9	13.0	26.6	26.9
Total Personal	375.3	374.4	390.4	396.7	405.3	409.3	749.7	814.6
Commercial Automobile	9.9	9.8	10.3	10.7	11.1	11.5	19.7	22.6
Total Earned Premiums	385.2	384.2	400.7	407.4	416.4	420.8	769.4	837.2
Net Investment Income	28.0	25.8	25.9	22.8	26.5	23.8	53.8	50.3
Other Income	0.1	0.2	0.2	0.3	0.3	0.3	0.3	0.6
Total Revenues	413.3	410.2	426.8	430.5	443.2	444.9	823.5	888.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	281.2	290.6	296.9	296.2	294.2	304.8	571.8	599.0
Catastrophe Losses and LAE	94.7	9.2	20.7	12.6	25.7	15.9	103.9	41.6
Prior Years:
Non-catastrophe Losses and LAE	(5.4)	(3.1)	(0.7)	(6.2)	(5.9)	(9.1)	(8.5)	(15.0)
Catastrophe Losses and LAE	(1.9)	0.1	(0.6)	(0.4)	(2.3)	(1.3)	(1.8)	(3.6)
Total Incurred Losses and LAE	368.6	296.8	316.3	302.2	311.7	310.3	665.4	622.0
Insurance Expenses	101.1	101.5	104.4	104.7	105.5	108.9	202.6	214.4
Operating Profit (Loss)	(56.4)	11.9	6.1	23.6	26.0	25.7	(44.5)	51.7
Income Tax Benefit (Expense)	23.6	(0.2)	3.2	(3.6)	(6.1)	(5.2)	23.4	(11.3)
Net Income (Loss)	$(32.8)	$11.7	$9.3	$20.0	$19.9	$20.5	$(21.1)	$40.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	73.0%	75.7%	74.0%	72.7%	70.7%	72.4%	74.3%	71.5%
Current Year Catastrophe Losses and LAE Ratio	24.6	2.4	5.2	3.1	6.2	3.8	13.5	5.0
Prior Years Non-catastrophe Losses and LAE Ratio	(1.4)	(0.8)	(0.2)	(1.5)	(1.4)	(2.2)	(1.1)	(1.8)
Prior Years Catastrophe Losses and LAE Ratio	(0.5)	—	(0.1)	(0.1)	(0.6)	(0.3)	(0.2)	(0.4)
Total Incurred Loss and LAE Ratio	95.7	77.3	78.9	74.2	74.9	73.7	86.5	74.3
Incurred Expense Ratio	26.2	26.4	26.1	25.7	25.3	25.9	26.3	25.6
Combined Ratio	121.9%	103.7%	105.0%	99.9%	100.2%	99.6%	112.8%	99.9%
Underlying Combined Ratio [2]
Current Year Non-catastrophe Losses and LAE Ratio	73.0%	75.7%	74.0%	72.7%	70.7%	72.4%	74.3%	71.5%
Incurred Expense Ratio	26.2	26.4	26.1	25.7	25.3	25.9	26.3	25.6
Underlying Combined Ratio	99.2%	102.1%	100.1%	98.4%	96.0%	98.3%	100.6%	97.1%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	99.2%	102.1%	100.1%	98.4%	96.0%	98.3%	100.6%	97.1%
Current Year Catastrophe Losses and LAE Ratio	24.6	2.4	5.2	3.1	6.2	3.8	13.5	5.0
Prior Years Non-catastrophe Losses and LAE Ratio	(1.4)	(0.8)	(0.2)	(1.5)	(1.4)	(2.2)	(1.1)	(1.8)
Prior Years Catastrophe Losses and LAE Ratio	(0.5)	—	(0.1)	(0.1)	(0.6)	(0.3)	(0.2)	(0.4)
Combined Ratio as Reported	121.9%	103.7%	105.0%	99.9%	100.2%	99.6%	112.8%	99.9%

[1] Includes the results of operations of the Kemper, Unitrin Specialty and Unitrin Direct segments.
[2] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Unitrin, Inc. Kemper (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Jun 30, 2011	Jun 30, 2010
Results of Operations
Net Premiums Written	$224.7	$199.6	$208.4	$230.1	$226.4	$207.3	$424.3	$433.7
Earned Premiums:
Automobile	$127.6	$126.9	$134.8	$135.6	$136.9	$137.4	$254.5	$274.3
Homeowners	73.4	71.9	72.8	72.9	72.2	72.1	145.3	144.3
Other Personal	13.4	13.1	13.3	13.3	13.8	12.9	26.5	26.7
Total Earned Premiums	214.4	211.9	220.9	221.8	222.9	222.4	426.3	445.3
Net Investment Income	15.6	14.1	14.2	12.3	13.9	12.4	29.7	26.3
Other Income	—	0.1	0.1	0.1	0.1	0.1	0.1	0.2
Total Revenues	230.0	226.1	235.2	234.2	236.9	234.9	456.1	471.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	141.4	145.5	148.9	148.8	142.5	147.0	286.9	289.5
Catastrophe Losses and LAE	87.9	9.0	19.9	11.7	23.0	15.6	96.9	38.6
Prior Years:
Non-catastrophe Losses and LAE	(2.6)	(1.1)	(4.0)	(4.2)	(4.1)	(6.6)	(3.7)	(10.7)
Catastrophe Losses and LAE	(2.0)	(0.3)	(0.6)	(0.4)	(2.3)	(1.6)	(2.3)	(3.9)
Total Incurred Losses and LAE	224.7	153.1	164.2	155.9	159.1	154.4	377.8	313.5
Insurance Expenses	59.5	58.8	61.1	61.2	60.2	61.2	118.3	121.4
Operating Profit (Loss)	(54.2)	14.2	9.9	17.1	17.6	19.3	(40.0)	36.9
Income Tax Benefit (Expense)	21.2	(2.9)	(0.9)	(3.6)	(4.1)	(4.7)	18.3	(8.8)
Net Income (Loss)	$(33.0)	$11.3	$9.0	$13.5	$13.5	$14.6	$(21.7)	$28.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	65.9%	68.7%	67.4%	67.1%	63.9%	66.1%	67.3%	65.0%
Current Year Catastrophe Losses and LAE Ratio	41.0	4.2	9.0	5.3	10.3	7.0	22.7	8.7
Prior Years Non-catastrophe Losses and LAE Ratio	(1.2)	(0.5)	(1.8)	(1.9)	(1.8)	(3.0)	(0.9)	(2.4)
Prior Years Catastrophe Losses and LAE Ratio	(0.9)	(0.1)	(0.3)	(0.2)	(1.0)	(0.7)	(0.5)	(0.9)
Total Incurred Loss and LAE Ratio	104.8	72.3	74.3	70.3	71.4	69.4	88.6	70.4
Incurred Expense Ratio	27.8	27.7	27.7	27.6	27.0	27.5	27.8	27.3
Combined Ratio	132.6%	100.0%	102.0%	97.9%	98.4%	96.9%	116.4%	97.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	65.9%	68.7%	67.4%	67.1%	63.9%	66.1%	67.3%	65.0%
Incurred Expense Ratio	27.8	27.7	27.7	27.6	27.0	27.5	27.8	27.3
Underlying Combined Ratio	93.7%	96.4%	95.1%	94.7%	90.9%	93.6%	95.1%	92.3%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	93.7%	96.4%	95.1%	94.7%	90.9%	93.6%	95.1%	92.3%
Current Year Catastrophe Losses and LAE Ratio	41.0	4.2	9.0	5.3	10.3	7.0	22.7	8.7
Prior Years Non-catastrophe Losses and LAE Ratio	(1.2)	(0.5)	(1.8)	(1.9)	(1.8)	(3.0)	(0.9)	(2.4)
Prior Years Catastrophe Losses and LAE Ratio	(0.9)	(0.1)	(0.3)	(0.2)	(1.0)	(0.7)	(0.5)	(0.9)
Combined Ratio as Reported	132.6%	100.0%	102.0%	97.9%	98.4%	96.9%	116.4%	97.7%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Page 8 Unitrin, Inc. Kemper Insurance Reserves (Dollars in Millions) (Unaudited)

	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010
Insurance Reserves:
Automobile	$275.0	$277.3	$286.2	$290.0	$294.9	$295.4
Homeowners	131.2	101.0	97.6	93.1	92.6	91.0
Other Personal	38.4	37.6	36.7	38.7	37.3	36.7
Insurance Reserves	$444.6	$415.9	$420.5	$421.8	$424.8	$423.1
Insurance Reserves:
Loss Reserves:
Case	$271.3	$263.6	$261.5	$263.2	$262.1	$262.4
Incurred but Not Reported	103.7	82.6	88.0	85.1	89.3	88.1
Total Loss Reserves	375.0	346.2	349.5	348.3	351.4	350.5
LAE Reserves	69.6	69.7	71.0	73.5	73.4	72.6
Insurance Reserves	$444.6	$415.9	$420.5	$421.8	$424.8	$423.1

Unitrin, Inc. Unitrin Specialty (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Jun 30, 2011	Jun 30, 2010
Results of Operations
Net Premiums Written	$105.8	$123.1	$106.1	$114.0	$110.5	$126.6	$228.9	$237.1
Earned Premiums:
Personal Automobile	$103.4	$102.6	$104.7	$106.3	$109.4	$110.9	$206.0	$220.3
Commercial Automobile	9.9	9.8	10.3	10.7	11.1	11.5	19.7	22.6
Total Earned Premiums	113.3	112.4	115.0	117.0	120.5	122.4	225.7	242.9
Net Investment Income	6.8	6.3	6.3	5.7	6.7	6.1	13.1	12.8
Other Income	0.1	0.1	0.1	0.2	0.1	0.2	0.2	0.3
Total Revenues	120.2	118.8	121.4	122.9	127.3	128.7	239.0	256.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	91.3	92.8	93.7	92.9	93.6	95.8	184.1	189.4
Catastrophe Losses and LAE	2.9	0.1	0.2	0.4	2.2	0.1	3.0	2.3
Prior Years:
Non-catastrophe Losses and LAE	(1.9)	(1.9)	2.5	(1.5)	1.7	1.3	(3.8)	3.0
Catastrophe Losses and LAE	—	0.1	—	—	—	0.1	0.1	0.1
Total Incurred Losses and LAE	92.3	91.1	96.4	91.8	97.5	97.3	183.4	194.8
Insurance Expenses	21.9	22.6	23.4	23.1	22.3	23.9	44.5	46.2
Operating Profit	6.0	5.1	1.6	8.0	7.5	7.5	11.1	15.0
Income Tax Benefit (Expense)	(1.1)	(0.9)	0.6	(1.8)	(1.5)	(1.7)	(2.0)	(3.2)
Net Income	$4.9	$4.2	$2.2	$6.2	$6.0	$5.8	$9.1	$11.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	80.6%	82.5%	81.4%	79.5%	77.7%	78.2%	81.7%	78.1%
Current Year Catastrophe Losses and LAE Ratio	2.6	0.1	0.2	0.3	1.8	0.1	1.3	0.9
Prior Years Non-catastrophe Losses and LAE Ratio	(1.7)	(1.7)	2.2	(1.3)	1.4	1.1	(1.7)	1.2
Prior Years Catastrophe Losses and LAE Ratio	—	0.1	—	—	—	0.1	—	—
Total Incurred Loss and LAE Ratio	81.5	81.0	83.8	78.5	80.9	79.5	81.3	80.2
Incurred Expense Ratio	19.3	20.1	20.3	19.7	18.5	19.5	19.7	19.0
Combined Ratio	100.8%	101.1%	104.1%	98.2%	99.4%	99.0%	101.0%	99.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	80.6%	82.5%	81.4%	79.5%	77.7%	78.2%	81.7%	78.1%
Incurred Expense Ratio	19.3	20.1	20.3	19.7	18.5	19.5	19.7	19.0
Underlying Combined Ratio	99.9%	102.6%	101.7%	99.2%	96.2%	97.7%	101.4%	97.1%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	99.9%	102.6%	101.7%	99.2%	96.2%	97.7%	101.4%	97.1%
Current Year Catastrophe Losses and LAE Ratio	2.6	0.1	0.2	0.3	1.8	0.1	1.3	0.9
Prior Years Non-catastrophe Losses and LAE Ratio	(1.7)	(1.7)	2.2	(1.3)	1.4	1.1	(1.7)	1.2
Prior Years Catastrophe Losses and LAE Ratio	—	0.1	—	—	—	0.1	—	—
Combined Ratio as Reported	100.8%	101.1%	104.1%	98.2%	99.4%	99.0%	101.0%	99.2%

[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Page 10 Unitrin, Inc. Unitrin Specialty Insurance Reserves (Dollars in Millions) (Unaudited)

	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010
Insurance Reserves:
Personal Automobile	$176.1	$179.7	$181.9	$180.0	$179.8	$183.8
Commercial Automobile	55.6	58.7	61.7	65.9	71.7	75.4
Other	8.1	8.3	7.2	8.5	9.6	9.0
Insurance Reserves	$239.8	$246.7	$250.8	$254.4	$261.1	$268.2
Insurance Reserves:
Loss Reserves:
Case	$143.6	$147.3	$151.9	$156.5	$162.2	$166.7
Incurred but Not Reported	60.8	63.1	63.4	62.4	63.3	65.7
Total Loss Reserves	204.4	210.4	215.3	218.9	225.5	232.4
LAE Reserves	35.4	36.3	35.5	35.5	35.6	35.8
Insurance Reserves	$239.8	$246.7	$250.8	$254.4	$261.1	$268.2

Unitrin, Inc. Unitrin Direct (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Jun 30, 2011	Jun 30, 2010
Results of Operations
Net premiums written	$50.6	$60.9	$61.4	$67.3	$65.8	$74.8	$111.5	$140.6
Earned Premiums:
Automobile	$55.2	$57.6	$62.6	$66.4	$70.6	$73.9	$112.8	$144.5
Homeowners	2.3	2.2	2.2	2.2	2.3	2.0	4.5	4.3
Other Personal	—	0.1	—	—	0.1	0.1	0.1	0.2
Total Earned Premiums	57.5	59.9	64.8	68.6	73.0	76.0	117.4	149.0
Net Investment Income	5.6	5.4	5.4	4.8	5.9	5.3	11.0	11.2
Other Income	—	—	—	—	0.1	—	—	0.1
Total Revenues	63.1	65.3	70.2	73.4	79.0	81.3	128.4	160.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	48.5	52.3	54.3	54.5	58.1	62.0	100.8	120.1
Catastrophe Losses and LAE	3.9	0.1	0.6	0.5	0.5	0.2	4.0	0.7
Prior Years:
Non-catastrophe Losses and LAE	(0.9)	(0.1)	0.8	(0.5)	(3.5)	(3.8)	(1.0)	(7.3)
Catastrophe Losses and LAE	0.1	0.3	—	—	—	0.2	0.4	0.2
Total Incurred Losses and LAE	51.6	52.6	55.7	54.5	55.1	58.6	104.2	113.7
Insurance Expenses	19.7	20.1	19.9	20.4	23.0	23.8	39.8	46.8
Operating Profit (Loss)	(8.2)	(7.4)	(5.4)	(1.5)	0.9	(1.1)	(15.6)	(0.2)
Income Tax Benefit (Expense)	3.5	3.6	3.5	1.8	(0.5)	1.2	7.1	0.7
Net Income (Loss)	$(4.7)	$(3.8)	$(1.9)	$0.3	$0.4	$0.1	$(8.5)	$0.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	84.3%	87.3%	83.9%	79.4%	79.6%	81.5%	86.0%	80.6%
Current Year Catastrophe Losses and LAE Ratio	6.8	0.2	0.9	0.7	0.7	0.3	3.4	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	(1.6)	(0.2)	1.2	(0.7)	(4.8)	(5.0)	(0.9)	(4.9)
Prior Years Catastrophe Losses and LAE Ratio	0.2	0.5	—	—	—	0.3	0.3	0.1
Total Incurred Loss and LAE Ratio	89.7	87.8	86.0	79.4	75.5	77.1	88.8	76.3
Incurred Expense Ratio	34.3	33.6	30.7	29.7	31.5	31.3	33.9	31.4
Combined Ratio	124.0%	121.4%	116.7%	109.1%	107.0%	108.4%	122.7%	107.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	84.3%	87.3%	83.9%	79.4%	79.6%	81.5%	86.0%	80.6%
Incurred Expense Ratio	34.3	33.6	30.7	29.7	31.5	31.3	33.9	31.4
Underlying Combined Ratio	118.6%	120.9%	114.6%	109.1%	111.1%	112.8%	119.9%	112.0%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	118.6%	120.9%	114.6%	109.1%	111.1%	112.8%	119.9%	112.0%
Current Year Catastrophe Losses and LAE Ratio	6.8	0.2	0.9	0.7	0.7	0.3	3.4	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	(1.6)	(0.2)	1.2	(0.7)	(4.8)	(5.0)	(0.9)	(4.9)
Prior Years Catastrophe Losses and LAE Ratio	0.2	0.5	—	—	—	0.3	0.3	0.1
Combined Ratio as Reported	124.0%	121.4%	116.7%	109.1%	107.0%	108.4%	122.7%	107.7%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Page 12 Unitrin, Inc. Unitrin Direct Insurance Reserves (Dollars in Millions) (Unaudited)

	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010
Insurance Reserves:
Automobile	$223.0	$230.5	$229.5	$227.4	$226.6	$232.0
Homeowners	5.8	5.4	3.7	3.6	3.5	3.2
Other Personal	2.7	2.5	2.4	1.5	1.5	2.4
Insurance Reserves	$231.5	$238.4	$235.6	$232.5	$231.6	$237.6
Insurance Reserves:
Loss Reserves:
Case	$146.4	$150.8	$144.9	$144.1	$148.3	$138.5
Incurred but Not Reported	53.5	54.9	56.8	53.8	47.6	60.5
Total Loss Reserves	199.9	205.7	201.7	197.9	195.9	199.0
LAE Reserves	31.6	32.7	33.9	34.6	35.7	38.6
Insurance Reserves	$231.5	$238.4	$235.6	$232.5	$231.6	$237.6

Unitrin, Inc. Life and Health Insurance (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Jun 30, 2011	Jun 30, 2010
Results of Operations
Earned Premiums:
Life	$99.7	$99.4	$98.4	$98.8	$100.0	$99.5	$199.1	$199.5
Accident and Health	41.5	41.2	41.4	40.5	40.1	39.9	82.7	80.0
Property	21.7	21.2	21.1	21.5	21.6	21.3	42.9	42.9
Total Earned Premiums	162.9	161.8	160.9	160.8	161.7	160.7	324.7	322.4
Net Investment Income	52.4	53.0	55.9	53.8	51.3	53.3	105.4	104.6
Other Income	0.1	—	0.1	0.1	—	—	0.1	—
Total Revenues	215.4	214.8	216.9	214.7	213.0	214.0	430.2	427.0
Policyholders’ Benefits and Incurred Losses and LAE	108.6	95.5	91.0	101.6	107.4	106.8	204.1	214.2
Insurance Expenses	74.1	68.5	72.8	71.4	72.1	66.7	142.6	138.8
Write-off of Goodwill	—	—	—	14.8	—	—	—	—
Operating Profit	32.7	50.8	53.1	26.9	33.5	40.5	83.5	74.0
Income Tax Expense	(11.8)	(18.1)	(18.5)	(14.5)	(12.0)	(14.1)	(29.9)	(26.1)
Net Income	$20.9	$32.7	$34.6	$12.4	$21.5	$26.4	$53.6	$47.9

	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010
Insurance Reserves:
Future Policyholder Benefits	$3,029.2	$3,014.7	$3,004.8	$2,995.4	$2,984.0	$2,977.2
Incurred Losses and LAE Reserves:
Life	34.3	36.0	35.3	34.2	39.0	42.4
Accident and Health	22.1	22.9	23.6	24.4	25.8	26.9
Property	18.1	16.9	20.8	21.2	18.9	16.5
Total Incurred Losses and LAE Reserves	74.5	75.8	79.7	79.8	83.7	85.8
Insurance Reserves	$3,103.7	$3,090.5	$3,084.5	$3,075.2	$3,067.7	$3,063.0

Unitrin, Inc. Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010
Assets:
Investments:
Fixed Maturities at Fair Value	$4,573.2	$4,491.9	$4,475.3	$4,711.4	$4,741.5	$4,617.1
Equity Securities at Fair Value	503.0	511.7	550.4	415.6	231.8	209.0
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	325.3	326.0	328.0	315.7	308.6	299.3
Investee (Intermec)	—	—	—	—	91.8	95.0
Short-term Investments at Cost	274.5	415.8	402.9	404.4	393.5	361.2
Other Investments	497.2	496.0	494.2	490.7	487.8	487.6
Total Investments	6,173.2	6,241.4	6,250.8	6,337.8	6,255.0	6,069.2
Cash	123.8	77.5	117.2	149.6	100.8	160.9
Automobile Loan Receivables at Cost and Net of Reserve for Loan Losses	232.6	278.1	337.6	397.4	470.9	556.1
Other Receivables	591.9	619.9	606.7	630.7	612.7	629.0
Deferred Policy Acquisition Costs	536.1	530.2	525.2	528.1	524.9	521.6
Goodwill	311.8	311.8	311.8	311.8	326.6	331.8
Current and Deferred Income Tax Assets	40.9	1.9	39.6	27.2	60.4	95.2
Other Assets	171.6	169.2	169.6	158.3	156.6	148.2
Total Assets	$8,181.9	$8,230.0	$8,358.5	$8,540.9	$8,507.9	$8,512.0
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,085.6	$3,073.6	$3,063.7	$3,054.0	$3,048.8	$3,046.5
Property and Casualty	1,101.2	1,095.8	1,118.7	1,131.4	1,149.5	1,170.7
Total Insurance Reserves	4,186.8	4,169.4	4,182.4	4,185.4	4,198.3	4,217.2
Certificates of Deposits at Cost	—	172.7	321.4	409.2	512.7	596.1
Unearned Premiums	675.6	680.4	678.6	703.9	700.1	715.0
Liabilities for Income Taxes	25.1	8.6	15.1	60.3	10.8	11.1
Notes Payable at Amortized Cost	610.2	610.0	609.8	561.9	561.8	561.6
Accrued Expenses and Other Liabilities	548.0	472.4	437.8	419.9	456.0	433.4
Total Liabilities	6,045.7	6,113.5	6,245.1	6,340.6	6,439.7	6,534.4
Shareholders’ Equity:
Common Stock	6.0	6.0	6.1	6.1	6.2	6.3
Paid-in Capital	744.2	743.3	751.1	756.0	761.1	766.9
Retained Earnings	1,210.5	1,225.6	1,198.8	1,154.6	1,137.9	1,121.2
Accumulated Other Comprehensive Income	175.5	141.6	157.4	283.6	163.0	83.2
Total Shareholders’ Equity	2,136.2	2,116.5	2,113.4	2,200.3	2,068.2	1,977.6
Total Liabilities and Shareholders’ Equity	$8,181.9	$8,230.0	$8,358.5	$8,540.9	$8,507.9	$8,512.0

Unitrin, Inc. Consolidated Statements of Operations (Dollars in Millions) (Unaudited)

	Three Months Ended						Six Months Ended
	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Jun 30, 2011	Jun 30, 2010
Revenues:
Earned Premiums	$548.1	$546.0	$561.6	$568.2	$578.1	$581.5	$1,094.1	$1,159.6
Automobile Finance Revenues	12.8	15.5	19.1	22.6	26.7	30.6	28.3	57.3
Net Investment Income	83.0	81.6	85.1	79.9	81.8	80.8	164.6	162.6
Other Income	0.2	0.2	0.3	0.4	0.3	0.3	0.4	0.6
Net Realized Gains on Sales of Investments	17.9	14.5	28.0	7.2	2.9	4.5	32.4	7.4
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(1.3)	(0.4)	(3.8)	(3.6)	(4.1)	(6.2)	(1.7)	(10.3)
Portion of Losses Recognized in Other Comprehensive Income	—	—	—	(1.0)	(0.8)	3.0	—	2.2
Net Impairment Losses Recognized in Earnings	(1.3)	(0.4)	(3.8)	(4.6)	(4.9)	(3.2)	(1.7)	(8.1)
Total Revenues	660.7	657.4	690.3	673.7	684.9	694.5	1,318.1	1,379.4
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	477.1	392.3	407.1	403.9	419.1	417.1	869.4	836.2
Insurance Expenses	166.3	161.9	168.7	168.9	169.4	168.5	328.2	337.9
Automobile Finance Expenses	(2.3)	(2.9)	3.2	11.3	15.2	18.4	(5.2)	33.6
Interest Expense on Certificates of Deposits	7.5	7.1	6.4	6.5	7.4	7.9	14.6	15.3
Write-off of Goodwill	—	—	—	14.8	—	—	—	—
Interest and Other Expenses	20.9	19.7	18.4	16.1	17.4	16.4	40.6	33.8
Total Expenses	669.5	578.1	603.8	621.5	628.5	628.3	1,247.6	1,256.8
Income from Continuing Operations before Income Taxes and Equity in Net Income (Loss) of Investee	(8.8)	79.3	86.5	52.2	56.4	66.2	70.5	122.6
Income Tax Benefit (Expense)	7.3	(23.5)	(25.0)	(16.4)	(16.8)	(19.2)	(16.2)	(36.0)
Income (Loss) from Continuing Operations before Equity in Net Income (Loss) of Investee	(1.5)	55.8	61.5	35.8	39.6	47.0	54.3	86.6
Equity in Net Income (Loss) of Investee	—	—	—	(0.3)	(0.5)	0.7	—	0.2
Income (Loss) from Continuing Operations	(1.5)	55.8	61.5	35.5	39.1	47.7	54.3	86.8
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	1.5	(2.6)	2.2	0.3	(2.1)	0.8	(1.1)	(1.3)
Income Tax Benefit (Expense)	(0.5)	0.9	(0.8)	(0.1)	0.8	(0.3)	0.4	0.5
Income (Loss) from Discontinued Operations	1.0	(1.7)	1.4	0.2	(1.3)	0.5	(0.7)	(0.8)
Net Income (Loss)	$(0.5)	$54.1	$62.9	$35.7	$37.8	$48.2	$53.6	$86.0
Income from Continuing Operations Per Unrestricted Share:
Basic	$(0.03)	$0.92	$1.00	$0.57	$0.63	$0.76	$0.89	$1.39
Diluted	$(0.03)	$0.92	$1.00	$0.57	$0.63	$0.76	$0.89	$1.39
Net Income (Loss) Per Unrestricted Share:
Basic	$(0.01)	$0.89	$1.03	$0.58	$0.61	$0.77	$0.88	$1.38
Diluted	$(0.01)	$0.89	$1.03	$0.58	$0.61	$0.77	$0.88	$1.38
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.22	$0.22	$0.22	$0.22	$0.48	$0.44
Weighted Average Unrestricted Common Shares Outstanding	60.119	60.678	61.127	61.458	61.985	62.155	60.398	62.070

Unitrin, Inc. Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts)

	Three Months Ended
	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010
Book Value Per Share
Numerator
Shareholders’ Equity	$2,136.2	$2,116.5	$2,113.4	$2,200.3	$2,068.2	$1,977.6
Less: goodwill	(311.8)	(311.8)	(311.8)	(311.8)	(326.6)	(331.8)
Shareholders’ Equity Excluding Goodwill	$1,824.4	$1,804.7	$1,801.6	$1,888.5	$1,741.6	$1,645.8
Shareholders’ Equity	$2,136.2	$2,116.5	$2,113.4	$2,200.3	$2,068.2	$1,977.6
Less: Unrealized Gains and Losses on Fixed Maturities	(189.4)	(149.0)	(152.4)	(273.5)	(201.7)	(117.1)
Shareholders’ Equity Excluding Unrealized on Fixed Maturities	1,946.8	1,967.5	1,961.0	1,926.8	1,866.5	1,860.5
Denominator
Common Shares Issued and Outstanding	60.460	60.453	61.067	61.450	61.925	62.464
Book Value Per Share	$35.33	$35.01	$34.61	$35.81	$33.40	$31.66
Book Value Per Share Excluding Goodwill	$30.18	$29.85	$29.50	$30.73	$28.12	$26.35
Book Value Per Share Excluding Unrealized on Fixed Maturities	$32.20	$32.55	$32.11	$31.36	$30.14	$29.79
Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$152.2	$190.5	$184.6	$188.0	$214.4	$218.5
Denominator (Simple Average)
Beginning Shareholders’ Equity	$2,068.2	$1,977.6	$1,917.6	$1,893.2	$1,693.6	$1,564.7
Ending Shareholders’ Equity	2,136.2	2,116.5	2,113.4	2,200.3	2,068.2	1,977.6
Simple Average Shareholders’ Equity	$2,102.2	$2,047.1	$2,015.5	$2,046.8	$1,880.9	$1,771.2
Rolling 12 Months Return on Average Shareholders Equity (Simple Average)	7.2%	9.3%	9.2%	9.2%	11.4%	12.3%
Denominator (5-point Average)
Ending Shareholders’ Equity Current Quarter	$2,136.2	$2,116.5	$2,113.4	$2,200.3	$2,068.2	$1,977.6
Ending Shareholders’ Equity 3 Months Ago	2,116.5	2,113.4	2,200.3	2,068.2	1,977.6	1,917.6
Ending Shareholders’ Equity 6 Months Ago	2,113.4	2,200.3	2,068.2	1,977.6	1,917.6	1,893.2
Ending Shareholders’ Equity 9 Months Ago	2,200.3	2,068.2	1,977.6	1,917.6	1,893.2	1,693.6
Ending Shareholders’ Equity 12 Months Ago	2,068.2	1,977.6	1,917.6	1,893.2	1,693.6	1,564.7
5-point Average Shareholders’ Equity	$2,126.9	$2,095.2	$2,055.4	$2,011.4	$1,910.0	$1,809.3
Rolling 12 Months Return on Average Shareholders Equity (5-point Average)	7.2%	9.1%	9.0%	9.3%	11.2%	12.1%
Debt and Total Capitalization
Long Term Debt	$610.2	$610.0	$609.8	$561.9	$561.8	$561.6
Shareholders’ Equity	2,136.2	2,116.5	2,113.4	2,200.3	2,068.2	1,977.6
Total Capitalization	$2,746.4	$2,726.5	$2,723.2	$2,762.2	$2,630.0	$2,539.2
Ratio of Debt to Shareholders’ Equity	28.6%	28.8%	28.9%	25.5%	27.2%	28.4%
Ratio of Debt to Total Capitalization	22.2%	22.4%	22.4%	20.3%	21.4%	22.1%
Parent Company Liquidity
Unitrin Holding Company Cash and Investments	$47.6	$84.2	$60.5	$67.5	$135.7	$141.8
Borrowings Available Under Credit Agreement	245.0	245.0	245.0	245.0	245.0	245.0
Parent Company Liquidity	$292.6	$329.2	$305.5	$312.5	$380.7	$386.8

Capital Returned to Shareholders
Common Stock Repurchased	$—	$21.7	$9.9	$10.5	$14.0	$—
Cash Dividends Paid	14.5	14.7	13.5	13.6	13.8	13.7
Total Capital Returned to Shareholders	$14.5	$36.4	$23.4	$24.1	$27.8	$13.7

Unitrin, Inc. Details of Investment Performance (Dollars and Shares in Millions, Except Per Share Amounts)

	Three Months Ended						Six Months Ended
	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010	Jun 30, 2011	Jun 30, 2010
Net Investment Income
Interest and Dividends on Fixed Maturities	$62.1	$60.4	$60.3	$61.0	$61.3	$63.0	$122.5	$124.3
Dividends on Equity Securities	6.1	7.1	4.8	4.0	2.9	4.3	13.2	7.2
Short-term Investments	—	0.1	0.1	0.1	0.1	0.1	0.1	0.2
Loans to Policyholders	4.3	4.4	4.2	4.2	4.0	4.1	8.7	8.1
Real Estate	6.3	6.4	6.9	6.7	6.9	6.6	12.7	13.5
Equity Method Limited Liability Investments	10.9	10.0	15.5	10.5	13.4	9.4	20.9	22.8
Other	0.1	—	—	—	—	—	0.1	—
Total Investment Income	89.8	88.4	91.8	86.5	88.6	87.5	178.2	176.1
Investment Expenses:
Real Estate	6.4	6.4	6.3	6.4	6.5	6.5	12.8	13.0
Other Investment Expenses	0.4	0.4	0.4	0.2	0.3	0.2	0.8	0.5
Total Investment Expenses	6.8	6.8	6.7	6.6	6.8	6.7	13.6	13.5
Net Investment Income	$83.0	$81.6	$85.1	$79.9	$81.8	$80.8	$164.6	$162.6
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$3.1	$3.1	$15.8	$0.9	$2.3	$2.5	$6.2	$4.8
Losses on Sales	(0.1)	—	(0.1)	—	—	—	(0.1)	—
Equity Securities:
Gains on Sales	15.2	11.2	4.0	5.7	0.3	1.7	26.4	2.0
Losses on Sales	(0.1)	—	—	—	—	—	(0.1)	—
Investee - Intermec:
Gains on Sales	—	—	—	—	0.8	—	—	0.8
Real Estate:
Gains on Sales	—	0.1	8.2	—	—	—	0.1	—
Other Investments:
Gains on Sales	—	—	—	0.1	—	—	—	—
Losses on Sales	—	—	—	—	(0.1)	—	—	(0.1)
Trading Securities Net Gains (Losses)	(0.2)	0.1	0.1	0.5	(0.4)	0.3	(0.1)	(0.1)
Net Realized Gains on Sales of Investments	$17.9	$14.5	$28.0	$7.2	$2.9	$4.5	$32.4	$7.4
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$—	$—	$(2.0)	$(4.6)	$(4.6)	$(3.2)	$—	$(7.8)
Equity Securities	(1.3)	(0.4)	(1.8)	—	(0.3)	—	(1.7)	(0.3)
Net Impairment Losses Recognized in Earnings	$(1.3)	$(0.4)	$(3.8)	$(4.6)	$(4.9)	$(3.2)	$(1.7)	$(8.1)

Unitrin, Inc. Details of Invested Assets (Dollars in Millions) (Unaudited)

	Jun 30, 2011		Dec 31, 2010		Dec 31, 2009
	Carrying Value	Percent of Total Investments*	Carrying Value	Percent of Total Investments*	Carrying Value	Percent of Total Investments*
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$493.6	8.0%	$536.9	8.6%	$720.9	12.0%
States and Political Subdivisions	1,843.3	29.9	1,792.8	28.7	1,745.3	29.0
Corporate Securities:
Bonds and Notes	2,145.3	34.8	2,049.0	32.8	1,931.6	32.1
Redeemable Preferred Stocks	84.0	1.4	88.3	1.4	150.4	2.5
Mortgage and Asset-backed	7.0	0.1	8.3	0.1	13.2	0.2
Total Fixed Maturities Reported at Fair Value	4,573.2	74.2	4,475.3	71.6	4,561.4	75.8
Equity Securities Reported at Fair Value:
Preferred Stocks	119.1	1.9	125.1	2.0	115.1	1.9
Common Stocks:
Intermec	97.1	1.6	137.5	2.2	—	—
Other Equities	123.8	2.0	133.4	2.1	41.2	0.7
Other Equity Interests:
Exchange Traded Funds	82.9	1.3	79.2	1.3	—	—
Limited Liability Companies and Limited Partnerships	80.1	1.3	75.2	1.2	39.1	0.6
Total Equity Securities Reported at Fair Value	503.0	8.1	550.4	8.8	195.4	3.2
Investee (Intermec) at Cost Plus Cumulative Undistributed Earnings	—	—	—	—	98.4	1.6
Equity Method Limited Liability Investments	325.3	5.3	328.0	5.2	285.5	4.7
Short-term Investments at Cost which Approximates Fair Value	274.5	4.4	402.9	6.4	397.0	6.6
Other Investments:
Loans to Policyholders at Unpaid Principal	243.7	3.9	238.4	3.8	223.6	3.7
Real Estate at Depreciated Cost	247.9	4.0	249.9	4.0	257.1	4.3
Trading Securities at Fair Value	5.0	0.1	5.1	0.1	4.6	0.1
Other	0.6	—	0.8	—	0.8	—
Total Other Investments	497.2	8.0	494.2	7.9	486.1	8.1
Total Investments	$6,173.2	100.0%	$6,250.8	100.0%	$6,023.8	100.0%
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,541.6	77.4%	$3,493.7	78.1%	$3,678.4	80.6%
BBB	736.6	16.1	733.1	16.4	650.3	14.3
BB	117.3	2.6	105.3	2.4	110.4	2.4
B	64.2	1.4	52.3	1.2	27.1	0.6
CCC	96.1	2.1	76.6	1.7	74.1	1.6
In or Near Default	17.4	0.4	14.3	0.3	21.1	0.5
Total Investments in Fixed Maturities	$4,573.2	100.0%	$4,475.3	100.0%	$4,561.4	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	7.6		7.2		6.9

* Sum of percentages for individual lines does not equal subtotals and grand total due to rounding.

Unitrin, Inc. Investment Concentration (Dollars in Millions) (Unaudited)

	Jun 30, 2011		Dec 31, 2010		Dec 31, 2009
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,067.7	17.3%	$1,023.6	16.4%	$928.8	15.4%
Finance, Insurance and Real Estate	568.9	9.2	566.4	9.1	608.8	10.1
Transportation, Communication and Utilities	233.7	3.8	229.7	3.7	236.2	3.9
Services	195.4	3.2	186.3	3.0	181.9	3.0
Mining	74.2	1.2	52.0	0.8	58.4	1.0
Wholesale Trade	37.5	0.6	36.5	0.6	33.3	0.6
Retail Trade	41.1	0.7	33.5	0.5	32.3	0.5
Agriculture, Forestry and Fishing	17.2	0.3	17.0	0.3	14.9	0.2
Other	0.6	—	0.6	—	0.6	—
Total Fair Value of Non-governmental Fixed Maturities	$2,236.3	36.3%	$2,145.6	34.4%	$2,095.2	34.7%

	Jun 30, 2011
Ten Largest Investment Exposures (1)	Fair Value	Percent of Total Investments
Intermec:
Equity Securities - Common Stocks	$97.1	1.6%
Tennebaum Opportunities Fund V, LLC:
Equity Method Limited Liability Investments	89.3	1.4
State of Texas and Political Subdivisions Thereof:
Fixed Maturities	84.8	1.4
State of Washington and Political Subdivisions Thereof:
Fixed Maturities	80.8	1.3
Special Value Opportunity Fund, LLC:
Equity Method Limited Liability Investments	79.0	1.3
State of Louisiana and Political Subdivisions Thereof:
Fixed Maturities	73.7	1.2
State of Georgia and Political Subdivisions Thereof:
Fixed Maturities	72.5	1.2
State of Ohio and Political Subdivisions Thereof:
Fixed Maturities	66.2	1.1
Goldman Sachs Vintage Fund IV, L.P.:
Equity Method Limited Liability Investments	63.0	1.0
State of Wisconsin and Political Subdivisions Thereof:
Fixed Maturities	61.8	1.0
Total	$768.2	12.5%

(1)	Excluding Investments in U.S. Government and Government Agencies and Authorities and Bonds Pre-refunded with U.S. Government and Government Agencies Held in Trust at June 30, 2011.

Unitrin, Inc. Municipal Bond Securities excluding Pre-refunded with U.S. Government Held in Trust (Dollars in Millions) (Unaudited)

	Jun 30, 2011
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total
Texas	$54.4	$14.4	$16.0	$84.8	5.8%
Washington	55.8	4.2	20.8	80.8	5.5
Louisiana	38.9	9.5	25.3	73.7	5.0
Georgia	49.0	12.2	11.3	72.5	4.9
Ohio	44.9	—	21.3	66.2	4.5
Wisconsin	61.8	—	—	61.8	4.2
New York	20.5	—	37.5	58.0	3.9
Colorado	—	18.7	36.4	55.1	3.7
Alaska	49.3	—	2.4	51.7	3.5
Florida	51.1	—	0.1	51.2	3.5
Connecticut	45.3	—	5.2	50.5	3.4
Pennsylvania	42.2	5.2	1.6	49.0	3.3
Hawaii	45.3	3.1	—	48.4	3.3
Massachusetts	20.5	—	21.1	41.6	2.8
Oregon	41.0	—	0.6	41.6	2.8
Illinois	35.7	1.8	3.5	41.0	2.8
Nevada	32.4	1.0	—	33.4	2.3
New Jersey	10.2	4.9	17.5	32.6	2.2
North Carolina	15.3	4.9	12.2	32.4	2.2
Virginia	8.3	17.2	6.3	31.8	2.2
California	17.9	1.0	10.2	29.1	2.0
Arkansas	28.6	—	—	28.6	1.9
Indiana	—	4.2	23.3	27.5	1.9
Mississippi	23.1	—	4.1	27.2	1.8
Missouri	3.2	4.1	18.4	25.7	1.7
Minnesota	12.6	9.9	—	22.5	1.5
Iowa	—	—	21.4	21.4	1.5
Tennessee	4.5	11.1	3.1	18.7	1.3
West Virginia	18.7	—	—	18.7	1.3
Rhode Island	18.7	—	—	18.7	1.3
Delaware	13.2	—	5.4	18.6	1.3
Utah	5.6	3.5	9.4	18.5	1.3
Nebraska	—	11.5	4.7	16.2	1.1
Arizona	—	8.3	6.7	15.0	1.0
Kentucky	—	1.0	13.0	14.0	1.0
Michigan	—	—	11.6	11.6	0.8
Oklahoma	—	4.0	7.0	11.0	0.7
Maryland	—	7.6	3.1	10.7	0.7
Kansas	—	6.3	4.2	10.5	0.7
All Other States	13.2	14.0	22.4	49.6	3.4
Total	$881.2	$183.6	$407.1	$1,471.9	100.0%

Unitrin, Inc. Investments in Limited Liability Investment Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

		Unfunded Commitment	Carrying Value		Stated Fund
	Asset Class	Jun 30, 2011	Jun 30, 2011	Dec 31, 2010	End Date
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Tennenbaum Opportunities Fund V, LLC	Distressed Debt	$—	$89.3	$91.4	10/10/16
Special Value Opportunity Fund, LLC	Distressed Debt	—	79.0	86.8	07/13/14
Goldman Sachs Vintage Fund IV, L.P.	Secondary Transactions	22.9	63.0	58.9	12/31/16
Special Value Continuation Fund, LLC	Distressed Debt	—	24.8	26.8	06/30/16
NY Life Investment Management Mezzanine Partners II, LP	Mezzanine Debt	3.9	18.1	20.5	07/31/16
BNY Mezzanine Partners L.P.	Mezzanine Debt	2.0	13.5	14.1	04/17/16
Ziegler Meditech Equity Partners, LP	Growth Equity	2.3	11.0	10.4	01/31/16
BNY-Alcentra Mezzanine Partners III, L.P.	Mezzanine Debt	32.1	12.0	4.5	2021-2022
Other Funds		3.5	14.6	14.6	Various
Total Equity Method Limited Liability Investments		66.7	325.3	328.0
Reported as Other Equity Interests and Reported at Fair Value:
Highbridge Principal Strategies Fund L.P.	Mezzanine Debt	9.6	14.8	11.4	01/23/18
Goldman Sachs Vintage Fund V, L.P.	Secondary Transactions	9.9	10.7	8.7	12/31/18
Goldman Sachs Mezzanine Partners V, L.P.	Mezzanine Debt	15.1	8.7	8.4	12/31/21
Other Funds		32.9	45.9	46.7	Various
Total Reported as Other Equity Interests and Reported at Fair Value		67.5	80.1	75.2
Total		$134.2	$405.4	$403.2

Unitrin, Inc.
Definitions of Non-GAAP Financial Measures
We believe that investors’ understanding of Unitrin’s performance is enhanced by our disclosure of the following non-GAAP financial measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. We use the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. We believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share, Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.
Underlying Combined Ratio is a non-GAAP financial measure, which is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Incurred Expense Ratio. The most directly comparable GAAP financial measure is the combined ratio. We believe the underlying combined ratio is useful to investors and is used by management to reveal the trends in our Property and Casualty business that may be obscured by catastrophe losses and prior year reserve development. These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.